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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22005

Evergreen Global Dividend Opportunity Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1 - Reports to Stockholders.

Evergreen Global Dividend Opportunity Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
11	STATEMENT OF ASSETS AND LIABILITIES
12	STATEMENT OF OPERATIONS
13	STATEMENTS OF CHANGES IN NET ASSETS
14	NOTES TO FINANCIAL STATEMENTS
23	ADDITIONAL INFORMATION
24	AUTOMATIC DIVIDEND REINVESTMENT PLAN
28	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

June 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Global Dividend Opportunity Fund for the six-month period ended April 30, 2009 (the “period”).

Volatility continued to dominate trading patterns through the end of 2008, as losses mounted within the equity markets. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis and led to increased selling, which spared few equity categories. In early 2009, layoff announcements accelerated; further pressuring personal consumption and business investment. The fixed income markets worried about deflation during the period, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 2009 lows with international and small cap stocks leading the gains. However, given the still unresolved issues of credit availability, rising unemployment, declining home values, looming auto bankruptcies, and the possibility for more bank re-capitalizations, we believe investors need to prepare for a potential re-test of the March 2009 lows in the coming months.

The unprecedented economic and financial turmoil has been met with an unprecedented policy response, as the Federal Reserve Board, the U.S. Treasury, the Federal Deposit Insurance Corporation and the Federal Housing Administration have allocated more than $11 trillion to combat the crisis. Perhaps most important, the Public-Private Investment Program (the “PPIP”) has been designed to help rid banks of toxic assets from their balance sheets. The measures taken to address this crisis have merely treated the symptoms, but the announcement of this program gets to the root cause: the distressed assets on (and off) bank balance sheets. The PPIP is designed to use government subsidies to attract private purchases of currently illiquid mortgage-related loans and securities held by banks. As a market returns for these assets, banks will be positioned to improve capital ratios, increase lending activity, and potentially buy their way out of the increasingly restrictive Troubled Asset Relief Program. We believe that the successful implementation of this program is critical for a sustainable expansion to ensue. As the lagged effects of the massive policy response take hold, we look for pent-up consumer demand to combine with government spending to help push Gross Domestic Product back into positive territory by the fourth quarter of 2009.

LETTER TO SHAREHOLDERS continued

During the period, managers of Evergreen Global Dividend Opportunity Fund pursued a strategy seeking a high level of income as a primary objective, with a secondary objective of long-term capital growth. This closed-end fund sought investments in the stocks of domestic and foreign companies with either above-average dividend yields or the potential to increase their dividends. To add to the fund’s potential income, the fund also wrote call options on U.S. and foreign securities indexes.

As we look back over the extraordinary series of events during the period, we believe it is important for all investors to keep perspective and remain focused on their long-term goals. We continue to urge investors to work with their financial advisors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.
•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended April 30, 2009 (unaudited)
		Year Ended October 31,

		2008	2007[1]

Net asset value, beginning of period	$11.75	$19.83	$19.10 [2]

Income from investment operations
Net investment income (loss)	0.44	1.88	1.31
Net realized and unrealized gains or losses on investments	(1.46)	(7.96)	0.46

Total from investment operations	(1.02)	(6.08)	1.77

Distributions to shareholders from net investment income	(1.00)	(2.00)	(1.00)

Offering costs charged to capital	0	0	(0.04)

Net asset value, end of period	$9.73	$11.75	$19.83

Market value, end of period	$8.97	$10.99	$17.29

Total return based on market value[3]	(9.30)%	(27.19)%	(8.66)%

Ratios and supplemental data
Net assets, end of period (thousands)	$475,344	$574,157	$968,376
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.12%[4]	1.13%	1.22%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.12%[4]	1.13%	1.22%[5]
Net investment income (loss)	8.67%[4]	11.07%	11.79%[5]
Portfolio turnover rate	67%	218%	102%

1	For the period from March 28, 2007 (commencement of operations), to October 31, 2007.
2	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
3

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2009 (unaudited)

	Country	Shares	Value

COMMON STOCKS 49.1%
ENERGY 1.5%
Energy Equipment & Services 1.5%
Diamond Offshore Drilling, Inc.	United States	100,000	$7,241,000

FINANCIALS 8.1%
Commercial Banks 7.9%
National City Corp.	United States	100,000	1,636,250
Svenska Handelsbanken, Ser. A	Sweden	1,625,000	28,634,227
Westpac Banking Corp.	Australia	500,000	6,976,800

			37,247,277

Real Estate Investment Trusts (REITs) 0.2%
Chimera Investment Corp.	United States	300,000	1,059,000

INDUSTRIALS 2.2%
Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	250,000	2,894,281

Construction & Engineering 1.6%
Bouygues SA	France	176,600	7,598,603

TELECOMMUNICATION SERVICES 18.5%
Diversified Telecommunication Services 14.4%
D&E Communications, Inc.	United States	122,110	683,816
Deutsche Telekom AG	Germany	2,258,800	27,315,963
Shenandoah Telecommunications Co. +	United States	368,600	7,235,618
Swisscom AG	Switzerland	22,640	5,931,011
Telstra Corp., Ltd.	Australia	6,000,000	14,520,465
TELUS Corp.	Canada	532,100	12,998,169

			68,685,042

Wireless Telecommunication Services 4.1%
Vodafone Group plc	United Kingdom	8,000,000	14,757,986
Vodafone Group plc, ADR	United Kingdom	250,000	4,587,500

			19,345,486

UTILITIES 18.8%
Electric Utilities 6.9%
E.ON AG	Germany	100,000	3,392,427
Fortum Oyj	Finland	400,000	8,139,709
Hera SpA	Italy	2,860,300	5,790,227
Maine & Maritimes Corp.	United States	18,500	647,500
Red Electrica de Espana SA	Spain	200,000	8,412,267
TERNA SpA	Italy	2,000,000	6,450,111

			32,832,241

Gas Utilities 1.1%
Enagas SA	Spain	300,000	5,251,382

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009 (unaudited)

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Multi-Utilities 10.6%
GDF Suez SA	France	300,000	$10,836,186
National Grid plc	United Kingdom	2,000,000	16,701,850
RWE AG	Germany	100,000	7,222,801
Suez Environnement SA *	France	100,000	1,536,119
United Utilities Group plc	United Kingdom	1,849,999	13,916,598

			50,213,554

Water Utilities 0.2%
Pennichuck Corp. +	United States	55,000	1,127,500

Total Common Stocks (cost $316,744,783)			233,495,366

PREFERRED STOCKS 42.8%
ENERGY 1.0%
Oil, Gas & Consumable Fuels 1.0%
Apache Corp., Ser. B, 5.68%	United States	64,300	4,758,200

FINANCIALS 8.6%
Capital Markets 0.6%
Credit Suisse Group AG, Var. Rate Pfd.	United Kingdom	150,000	3,001,875

Commercial Banks 5.7%
Barclays plc, 8.125%	United Kingdom	100,000	1,589,000
KeyCorp, Ser. A, 7.75%	United States	150,000	9,825,000
National Bank of Greece SA, 9.00%	United States	50,000	930,500
National City Capital Trust IV, 8.00%	United States	9,800	194,187
Santander Bancorp, 6.50%	Spain	200,000	2,980,500
SunTrust Capital IX, 7.875%	United States	434,200	7,381,400
Wells Fargo Capital XII, 7.875% °	United States	200,000	4,404,000

			27,304,587

Consumer Finance 0.7%
Deutsche Bank Contingent Capital Trust II, 6.55%	United States	150,000	2,020,500
Fifth Third Capital Trust VII, Var. Rate Pfd.	United States	75,000	1,133,625

			3,154,125

Diversified Financial Services 1.2%
Bank of America Corp., Ser. MER, 8.625%	United States	174,500	2,450,853
ING Groep NV, 8.50%	Netherlands	75,000	1,059,750
JPMorgan Chase Capital XXVI, Var. Rate Pfd.	United States	100,000	2,229,250

			5,739,853

Insurance 0.4%
Allianz SE, Var. Rate Pfd.	Germany	50,000	932,500
Prudential Financial, Inc., 9.00%	United States	48,000	921,600

			1,854,100

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009 (unaudited)

	Country	Shares	Value

PREFERRED STOCKS continued
MATERIALS 0.4%
Chemicals 0.4%
E.I. DuPont de Nemours & Co., 4.50%	United States	22,700	$1,756,072

UTILITIES 32.8%
Electric Utilities 29.5%
Alabama Power Co., 5.625%	United States	80,000	1,505,000
Baltimore Gas & Electric Co., 7.125%	United States	50,000	4,196,624
Carolina Power & Light Co., 5.00%	United States	11,217	788,695
Central Maine Power Co., 4.75%	United States	7,900	567,813
Connecticut Light & Power Co., Ser. 1947, 2.00%	United States	18,230	574,245
Connecticut Light & Power Co., Ser. 1949, 2.04%	United States	9,600	308,400
Connecticut Light & Power Co., Ser. 1949, 2.20%	United States	36,625	1,214,349
Connecticut Light & Power Co., Ser. 1963, 4.50%	United States	66,124	2,266,817
Connecticut Light & Power Co., Ser. 1967, 5.28%	United States	59,300	2,168,156
Connecticut Light & Power Co., Ser. F, 2.09%	United States	6,000	184,313
Consolidated Edison, Inc., Ser. A, 5.00%	United States	83,270	7,084,195
Consolidated Edison, Inc., Ser. D, 4.65%	United States	62,505	4,683,807
Dayton Power & Light Co., Ser. A, 3.75%	United States	9,416	647,645
Dayton Power & Light Co., Ser. B, 3.75%	United States	5,120	352,160
Dayton Power & Light Co., Ser. C, 3.90%	United States	17,500	1,074,754
Duquesne Light Co., 6.50%	United States	130,000	4,914,000
Energy East Corp., 3.75%	United States	1,900	116,604
Entergy Arkansas, Inc., 4.32%	United States	7,565	462,529
Entergy Arkansas, Inc., 4.56%	United States	2,732	173,388
Entergy Arkansas, Inc., 4.72%	United States	500	32,313
Entergy Arkansas, Inc., 6.08%	United States	8,444	702,435
Entergy Arkansas, Inc., 6.45%	United States	800,000	19,575,040
Entergy Arkansas, Inc., Ser. 1965, 4.56%	United States	3,578	249,199
Entergy Louisiana Holdings, 6.95%	United States	177,000	15,094,790
Entergy Mississippi, Inc., 4.36%	United States	3,248	210,207
Entergy Mississippi, Inc., 4.56%	United States	500	34,020
Entergy Mississippi, Inc., 4.92%	United States	10,679	690,853
Entergy Mississippi, Inc., 7.25%	United States	89	2,214
Entergy New Orleans, Inc., 4.36%	United States	153	10,213
Entergy New Orleans, Inc., 4.75%	United States	6,102	414,931
Entergy New Orleans, Inc., 5.56%	United States	7,522	547,227
Exelon Corp., 3.80%	United States	18,225	1,194,102
Exelon Corp., 4.68%	United States	18,240	1,440,960
Florida Power Corp., 4.60%	United States	14,900	1,192,759
FPL Group, Inc., Ser. F, 8.75%	United States	200,000	5,306,000
Georgia Power Co., Ser. 07-A, 6.50%	United States	15,900	1,316,682
Gulf Power Corp., Ser. 1, 6.00%	United States	31,000	2,325,654
Hawaiian Electric Industries, Inc., Ser. J, 4.75%	United States	55,000	656,563
Hawaiian Electric Industries, Inc., Ser. K, 4.65%	United States	27,000	315,563
Indianapolis Power & Light Co., 4.20%	United States	20,000	1,388,126

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009 (unaudited)

	Country	Shares	Value

PREFERRED STOCKS continued
UTILITIES continued
Electric Utilities continued
Interstate Power & Light Co., Ser. C, 7.10%	United States	372,700	$9,329,166
MidAmerican Energy Co., 4.35%	United States	13,017	813,156
NSTAR, 4.78%	United States	10,000	686,563
Pacific Gas & Electric Co., 4.80%	United States	185,600	3,628,480
Pacific Gas & Electric Co., Ser. D, 5.00%	United States	126,000	2,695,140
Pacific Gas & Electric Co., Ser. I, 4.36%	United States	39,900	732,764
PECO Energy Co., Ser. C, 4.40%	United States	29,940	2,274,691
PPL Electric Utilities Corp., 6.25%	United States	400,000	8,037,520
San Diego Gas & Electric Co., 4.60%	United States	29,320	425,093
South Carolina Electric & Gas Co., 5.00%	United States	2,000	87,510
South Carolina Electric & Gas Co., 6.52%	United States	108,000	8,754,750
Southern California Edison Co., Ser. D, 4.32%	United States	85,000	1,527,875
Southern California Edison Co., Ser. B, 4.08%	United States	48,100	839,104
Union Electric Co., 4.50%	United States	14,600	1,018,350
Union Electric Co., 4.56%	United States	11,190	716,160
Union Electric Co., 5.50%	United States	973	83,192
Union Electric Co., 7.64%	United States	21,350	2,072,284
Union Electric Co., Ser. 1969, 4.00%	United States	7,600	433,276
Virginia Electric & Power Co., 6.98%	United States	12,000	1,114,500
Wisconsin Public Service Corp., 5.08%	United States	8,190	620,393
Xcel Energy, Inc., 3.60%	United States	6,000	360,270
Xcel Energy, Inc., 4.10%	United States	52,320	3,634,608
Xcel Energy, Inc., 4.16%	United States	35,180	2,624,604
Xcel Energy, Inc., 4.56%	United States	19,880	1,552,131

			140,044,925

Gas Utilities 2.1%
Pacific Enterprises, 4.40%	United States	19,840	1,437,781
Public Service Electric & Gas Co., 4.08%	United States	8,970	654,810
Public Service Electric & Gas Co., 4.18%	United States	1,260	91,375
Public Service Electric & Gas Co., 5.28%	United States	5,625	497,503
Southern Union Co., 7.55%	United States	280,550	6,436,519
Washington Gas Light Co., 5.00%	United States	13,570	998,933

			10,116,921

Independent Power Producers & Energy Traders 1.0%
Constellation Energy Group, Inc., Ser. A, 8.625%	United States	238,214	4,752,369

Water Utilities 0.2%
Hackensack Water Co., 4.99% ☐	United States	10,469	753,768

Total Preferred Stocks (cost $215,341,422)			203,236,795

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009 (unaudited)

	Country	Shares	Value

CONVERTIBLE PREFERRED STOCKS 0.5%
ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%
El Paso Corp., 4.99%, 12/31/2049 144A (cost $2,720,560)	United States	4,000	$2,496,000

	Country	Principal Amount	Value

CORPORATE BONDS 0.4%
UTILITIES 0.4%
Multi-Utilities 0.4%
PG&E Corp., 5.75%, 04/01/2014 (cost $1,989,378)	United States	$2,000,000	2,054,290

	Country	Shares	Value

SHORT-TERM INVESTMENTS 1.5%
MUTUAL FUND SHARES 1.5%
Evergreen Institutional Money Market Fund, Class I, 0.57% q ø (cost $6,951,429)	United States	6,951,429	6,951,429

Total Investments (cost $543,747,572) 94.3%			448,233,880
Other Assets and Liabilities 5.7%			27,109,896

Net Assets 100.0%			$475,343,776

+	Security is deemed illiquid.
*	Non-income producing security
°

Investment in non-controlled affiliate. At April 30, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $5,000,000 and earned $196,875 of income for the six months ended April 30, 2009, which is included in income from affiliated issuers.

☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009 (unaudited)

The following table shows the percent of total long-term investments by geographic location as of April 30, 2009:

United States	49.5%
United Kingdom	12.4%
Germany	9.5%
Sweden	6.5%
Australia	4.9%
France	4.5%
Spain	3.8%
Canada	2.9%
Italy	2.8%
Finland	1.8%
Switzerland	1.3%
Netherlands	0.1%

100.0%

The following table shows the percent of total long-term investments by industry as of April 30, 2009:

Electric Utilities	39.3%
Diversified Telecommunication Services	15.6%
Commercial Banks	14.6%
Multi-Utilities	11.8%
Wireless Telecommunication Services	6.1%
Gas Utilities	3.5%
Oil, Gas & Consumable Fuels	1.6%
Energy Equipment & Services	1.6%
Diversified Financial Services	1.3%
Independent Power Producers & Energy Traders	1.1%
Consumer Finance	0.7%
Capital Markets	0.7%
Air Freight & Logistics	0.7%
Water Utilities	0.4%
Insurance	0.4%
Chemicals	0.4%
Real Estate Investment Trusts (REITs)	0.2%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $531,796,143)	$436,878,451
Investments in affiliated issuers, at value (cost $11,951,429)	11,355,429

Total investments	448,233,880
Cash	168,187
Segregated cash	880,000
Foreign currency, at value (cost $16,389,834)	16,424,787
Receivable for securities sold	16,325,261
Dividends and interest receivable	5,280,689

Total assets	487,312,804

Liabilities
Payable for securities purchased	9,910,961
Written options, at value (premiums received $2,168,790)	1,935,310
Advisory fee payable	12,386
Due to other related parties	652
Accrued expenses and other liabilities	109,719

Total liabilities	11,969,028

Net assets	$475,343,776

Net assets represented by
Paid-in capital	$930,831,262
Overdistributed net investment income	(26,114,778)
Accumulated net realized losses on investments	(333,823,256)
Net unrealized losses on investments	(95,549,452)

Total net assets	$475,343,776

Net asset value per share
Based on $475,343,776 divided by 48,844,844 common shares issued and outstanding (unlimited number of shares authorized)	$9.73

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2009 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $1,699,825)	$23,952,486
Income from affiliated issuers	265,212
Interest	125,198

Total investment income	24,342,896

Expenses
Advisory fee	2,362,932
Administrative services fee	124,365
Transfer agent fees	15,741
Trustees’ fees and expenses	6,331
Dividends on securities sold short	13,707
Printing and postage expenses	68,556
Custodian and accounting fees	112,382
Professional fees	43,876
Other	26,754

Total expenses	2,774,644

Net investment income	21,568,252

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(143,115,536)
Foreign currency related transactions	(636,648)
Written options	3,619,114
Securities sold short	58,857

Net realized losses on investments	(140,074,213)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	65,889,642
Affiliated issuers	(546,000)
Foreign currency related transactions	1,632,608
Written options	564,669
Securities sold short	996,822

Net change in unrealized gains or losses on investments	68,537,741

Net realized and unrealized gains or losses on investments	(71,536,472)

Net decrease in net assets resulting from operations	$(49,968,220)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008

Operations
Net investment income	$21,568,252	$91,943,711
Net realized losses on investments	(140,074,213)	(187,988,473)
Net change in unrealized gains or losses on investments	68,537,741	(200,484,433)

Net decrease in net assets resulting from operations	(49,968,220)	(296,529,195)

Distributions to shareholders from net investment income	(48,844,844)	(97,689,689)

Total decrease in net assets	(98,813,064)	(394,218,884)
Net assets
Beginning of period	574,156,840	968,375,724

End of period	$475,343,776	$574,156,840

Undistributed (overdistributed) net investment income	$(26,114,778)	$1,161,814

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. Non-listed equity securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Options

The Fund is subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives through its investments in options. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrange-

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

ment between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

d. Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. Any interest or dividends accrued on such borrowed securities during the period of the loan is recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.95% of the Fund’s average daily total assets. Total assets consist of the net

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

assets of the Fund plus borrowings, reverse repurchase agreements, dollar rolls or the issuance of debt securities.

Crow Point Partners, LLC is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC became a subsidiary of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with the sub-advisor.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended April 30, 2009, the Fund paid brokerage commissions of $10,489 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2009 and the year ended October 31, 2008, the Fund did not issue any new shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $319,650,699 and $363,673,563, respectively, for the six months ended April 30, 2009.

On November 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$272,813,692	$0
Level 2 – Other Significant Observable Inputs	175,420,188	0
Level 3 – Significant Unobservable Inputs	0	(1,935,310)

Total	$448,233,880	$(1,935,310)

*	Other financial instruments include written options.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments

Balance as of November 1, 2008	$0
Realized gain (loss)	0
Change in unrealized gains or losses	233,480
Net purchases (sales)	(2,168,790)
Transfers in and/or out of Level 3	0

Balance as of April 30, 2009	$(1,935,310)

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2009	$233,480

On April 30, 2009, the aggregate cost of securities for federal income tax purposes was $548,049,061. The gross unrealized appreciation and depreciation on securities based on tax cost was $5,021,484 and $104,836,665, respectively, with a net unrealized depreciation of $99,815,181.

As of October 31, 2008, the Fund had $193,584,375 in capital loss carryovers for federal income tax purposes with $9,081,249 expiring in 2015 and $184,503,126 expiring in 2016.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2009, the Fund had written option activities as follows:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2008	2,999	$3,375,556
Options written	46,441	15,877,674
Options expired	(26,317)	(12,142,241)
Options terminated in closing purchase transactions	(14,531)	(4,922,736)
Options exercised	(408)	(19,463)

Options outstanding at April 30, 2009	8,184	$2,168,790

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Open call options written at April 30, 2009 were as follows:

Expiration Date	Index	Number of Contracts	Strike Price	Market Value		Premiums Received

05/15/2009	Amsterdam Exchange Index	672	256 EUR	$142,935	☐	$235,199
05/15/2009	CAC 40 Index	524	3,290 EUR	139,324	☐	111,242
05/15/2009	DAX Index	694	4,977 EUR	183,340	☐	193,434
05/15/2009	Dow Jones EURO STOXX 50 Index	699	2,473 EUR	148,623	☐	182,934
05/15/2009	IBEX 35 Index	1,813	9,529 EUR	99,808	☐	180,767
05/15/2009	NASDAQ 100 Index	156	1,440 USD	228,696	☐	224,640
05/15/2009	Russell 2000 Index	446	508 USD	367,951	☐	399,839
05/15/2009	S&P 400 Mid Cap Index	388	579 USD	339,888	☐	294,026
05/15/2009	SPDR S&P 500 Index	2,444	93 USD	112,424	☐	222,404
05/15/2009	UKX Index	348	4,382 GBP	172,321	☐	124,305

☐	Valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

As of April 30, 2009, the Fund had segregated $880,000 as cash collateral for outstanding written options.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and Evergreen Investment Services, Inc. (“EIS”) have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

10. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation tech-

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

nique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

11. SUBSEQUENT DISTRIBUTION

On May 15, 2009, the Fund declared distributions from net investment income of $0.50 per common share payable on July 1, 2009, to shareholders of record on June 15, 2009.

ADDITIONAL INFORMATION (unaudited)

ANNUAL MEETING OF SHAREHOLDERS

On February 12, 2009, the Annual Meeting of shareholders of the Fund was held to consider the following proposals. The results of the proposals are indicated below.

The votes recorded at the meeting, by proposal, were as follows:

Proposal 1 — Election of Trustees:

	Net Assets Voted “For”	Net Assets Voted “Withheld”

Charles A. Austin III	$305,059,420	$15,413,256
Carol A. Kosel	$305,678,572	$14,794,104
Gerald M. McDonnell	$305,252,340	$15,220,336
Richard J. Shima	$305,257,434	$15,215,242

Proposal 2a — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$223,115,537
Net assets voted “Against”	$10,506,977
Net assets voted “Abstain”	$9,230,709

Proposal 2b — To consider and act upon a new sub-advisory agreement with Crow Point Partners, LLC:

Net assets voted “For”	$221,634,218
Net assets voted “Against”	$11,064,066
Net assets voted “Abstain”	$10,154,951

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions arc automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market (“open market purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the shares is equal to or less than the market price per share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc.(real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

579631 rv3 06/2009

Item 2 - Code of Ethics

Not required for this filing.

Item 3 - Audit Committee Financial Expert

Not applicable at this time.

Items 4 – Principal Accountant Fees and Services

Not required for this filing.

Items 5 – Audit Committee of Listed Registrants

Not required for this filing.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Global Dividend Opportunity Fund

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2009

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: June 29, 2009